Relationship With NTELOS	12 Months Ended
Dec. 31, 2012
Relationship With NTELOS [Abstract]
Relationship With NTELOS

Note 2.  Relationship with NTELOS

In connection with the Business Separation, the Company entered into a series of agreements with NTELOS which are intended to govern the relationship between the Company and NTELOS going forward.  These agreements include commercial service agreements, a separation and distribution agreement, an employee matters agreement, a tax matters agreement, intellectual property agreements and a transition services agreement.  During the years ended December 31, 2012 and 2011, the net expense to the Company related to the transition services agreement was $1.5 million and $0.4 million, respectively.  See Note 14 regarding related party transactions with NTELOS.

Under the tax matters agreement entered into between NTELOS and the Company, the Company is generally required to indemnify NTELOS against any tax resulting from the Distribution to the extent that such tax resulted from any of the following events (among others): (1) an acquisition of all or a portion of our stock or assets, whether by merger or otherwise, (2) any negotiations, understandings, agreements or arrangements with respect to transactions or events that cause the Distribution to be treated as part of a plan pursuant to which one or more persons acquire, directly or indirectly, stock representing a 50% or greater interest in Lumos Networks, (3) certain other actions or failures to act by the Company, or (4) any breach by the Company of certain of its representations or undertakings.  The Company’s indemnification obligations to NTELOS and its subsidiaries, officers and directors are not limited by any maximum amount.

Pursuant to the separation and distribution agreement and certain other agreements with NTELOS, NTELOS agreed to indemnify the Company from certain liabilities, and the Company agreed to indemnify NTELOS for certain liabilities.